Summary Prospectus September 15, 2026
American Century® Emerging Markets Insights ETF
Ticker: ACEM	Exchange: The NASDAQ Stock Market LLC

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at americancentury.com/etfdocs. You can also get this information at no cost by calling 833-ACI-ETFS or sending an email request to prospectus@americancentury.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated September 15, 2026 (as supplemented at the time you receive this summary prospectus). The fund’s SAI and Form N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.59%
1    Other Expenses are based on estimated amounts for the current fiscal year.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years
$60	$189
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. Because the fund is new, the fund’s portfolio turnover rate is not available.

Principal Investment Strategies
The fund will invest at least 80% of its net assets in securities of companies located in emerging market countries. The fund considers an emerging market country to be any country other than a developed country. However, the fund generally intends to focus its investments in a subset of emerging markets countries that will change from time to time, but as of June 30, 2026 includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. In addition, a portion of the fund’s assets may be invested in frontier markets (emerging market countries at an earlier stage of development). The fund may at times be significantly invested in a single country or region.
In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where a majority of the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.
The portfolio managers look for stocks of companies of all sizes that they believe will increase in value over time, using an investment strategy developed by the fund’s investment advisor. In implementing this strategy, the portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding stocks of companies that meet their investment criteria and selling the stocks of companies that do not. Under normal market conditions, the fund’s portfolio managers seek securities of companies whose earnings, revenues or key business fundamentals are not only expected to grow, but are expected to grow at an accelerating pace. Guided by this fundamental analysis, the advisor applies systematic risk controls and portfolio construction techniques to generate trade recommendations, which the portfolio managers use in an effort to improve efficiency, capacity, and liquidity.
The fund invests in securities denominated in foreign currencies and in foreign securities that are represented in the U.S. securities markets by American Depositary Receipts (ADRs) or similar depositary arrangements.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. Because the fund is actively managed, it may at times be overweighted in a stock or sector as compared to the overall applicable securities market. When deciding whether to buy or sell a security, and how and when to implement a trade, portfolio managers may consider the expected implementation costs and tax consequences of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, minimize tax impact, and/or enhance fund performance.
Principal Risks
•Foreign Risk – Foreign securities are generally riskier than U.S. securities. Political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), natural disasters and public health emergencies occurring in a country where the fund invests could cause the fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. ADRs representing foreign securities may be subject to additional risks, including the risk that the ADRs may not track the price of the underlying foreign securities on which they are based, and the risk that their value may change materially at times when U.S. markets are not open for trading.
•Currency Risk – The fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Emerging Markets Risk — Investing in emerging market countries generally is riskier than investing in foreign developed countries due to lower liquidity, market manipulation concerns, limited reliable access to capital, and differing company organizational structures. Emerging market countries may have unstable governments, economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets. Additionally, certain jurisdictions do not provide the Public Company Accounting Oversight Board (PCAOB) with sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, potentially exposing investors in U.S. capital markets to significant risks.
•Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•Frontier Emerging Markets Risk — The risks of investing in a frontier emerging market are magnified because they generally have smaller economies and less developed capital markets than traditional emerging markets. Unique risks include: potential for extreme price volatility and illiquidity, government control of certain industries or companies and limitations on foreign investment, economic and political instability, and relatively new and unsettled securities laws.

•Single Country Risk — Investing a significant portion of assets in one country or region makes the fund more dependent upon the political and economic circumstances of that particular country or region than a fund that is more widely diversified.
•Greater China Risk — Investing in Chinese securities is riskier than investing in U.S. securities. Investing in China involves risk of loss due to nationalization, expropriation, and confiscation of assets and property. Losses may also occur due to new or expanded restrictions on foreign investments or repatriation of capital. Due to Chinese governmental restrictions on foreign ownership of companies in certain industries, Chinese operating companies often use variable interest entity (VIE) structures to raise capital from international investors. Shares of VIEs are not equity ownership interests in Chinese operating companies. The Chinese government has never explicitly approved these structures and thus could determine that the underlying contractual arrangements on which control of the VIE is based violate Chinese law. Such determination from the Chinese government could result in a loss in the value of an investment in a U.S.-listed company that utilizes the VIE structure. Additionally, the Chinese market is subject to less regulation and oversight than the U.S market. US regulators have limited ability to inspect international auditing standards of U.S. companies operating in China, thus there is substantially greater risk that disclosures will be incomplete or misleading and, in the event of investor harm, substantially less access to recourse.
•Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Market Trading Risk – The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses investors may face from trading fund shares in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
•Active Management Risk – Due to its active management strategy, the fund could underperform its performance benchmark and/or other funds with similar investment objectives and/or strategies.
•Price Volatility Risk – The value of the fund’s shares may fluctuate significantly in the short term. The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
•Cash Transactions Risk – The fund may effect its creations and redemptions for cash, rather than for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind. Cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees and taxes will be higher than if the fund sold and redeemed shares in-kind.
•Authorized Participant Concentration Risk – Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
•Large Shareholder Risk – Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on The NASDAQ Stock Market LLC (NASDAQ) and may therefore have a material upward or downward effect on the market price of the shares.
•Sector Risk – If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund than other funds that are not overweighted in that stock or sector.

•Redemption Risk – The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. Selling securities to meet such redemptions may cause the fund to experience a loss, increase the fund’s transaction costs and/or have adverse tax consequences. Redemption activity can occur for many reasons, including shareholder reactions to market events or product changes. To the extent that a large shareholder (including the advisor, another account advised by the advisor, a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets.
•Principal Loss Risk – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The fund’s performance history is not available as of the date of this prospectus. When the fund has investment results for a full calendar year, this section will feature charts that show annual total returns, highest and lowest quarterly returns and average annual total returns for the fund. This information indicates the volatility of the fund’s historical returns from year to year. For current performance information, please visit americancentury.com.
Performance information is designed to help you see how fund returns can vary. Keep in mind that past performance (before and after taxes) does not predict how the fund will perform in the future.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Patricia Ribeiro, Co-Chief Investment Officer, Global Growth Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception.
Sherwin Soo, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since its inception.
Stephen Quance, Chief Investment Officer, Disciplined Equity, Senior Vice President and Head of Analytics and Strategy Implementation, has been a member of the team that manages the fund since its inception.
Purchase and Sale of Fund Shares
The fund is an ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancentury.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
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